SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Aug-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-04                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class 1-A-1 $57,416,784.89 $3,574,906.31     $209,077.22
Class 1-X   $57,416,784.89         $0.00     $101,290.16
Class 2-A-1$257,506,490.22 $16,940,098.21  $1,156,107.21
Class 2-X  $257,506,490.22         $0.00     $246,289.15
Class C-B-1  $5,362,118.74     $6,080.83      $29,162.36
Class C-B-2  $2,489,697.50     $2,823.40      $13,540.45
Class C-B-3  $1,148,171.15     $1,302.07       $6,244.43
Class C-B-4  $1,149,167.82     $1,303.20       $6,249.85
Class C-B-5    $382,723.72       $434.02       $2,081.47
Class C-B-6    $383,961.59       $435.43       $2,088.21
Class 2-R            $0.00         $0.00           $0.00

           PPIS            Prin Loss     End Bal
Class 1-A-1         $15.57         $0.00  $53,841,878.58
Class 1-X            $7.54         $0.00  $53,841,878.58
Class 2-A-1      $2,290.25         $0.00 $240,566,392.01
Class 2-X          $487.90         $0.00 $240,566,392.01
Class C-B-1         $47.59         $0.00   $5,356,037.91
Class C-B-2         $22.09         $0.00   $2,486,874.10
Class C-B-3         $10.19         $0.00   $1,146,869.08
Class C-B-4         $10.20         $0.00   $1,147,864.62
Class C-B-5          $3.40         $0.00     $382,289.70
Class C-B-6          $3.41         $0.00     $383,526.16
Class 2-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class 1-A-1     834.4250094    51.9532962
Class 1-X       834.4250094     0.0000000
Class 2-A-1     845.6643642    55.6321410
Class 2-X       845.6642253     0.0000000
Class C-B-1     996.6763457     1.1302658
Class C-B-2     996.6763411     1.1302642
Class C-B-3     996.6763455     1.1302691
Class C-B-4     996.6763400     1.1302689
Class C-B-5     996.6763542     1.1302604
Class C-B-6     996.6763489     1.1302766
Class 2-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class 1-A-1       3.0384714   782.4717132     0.043700000
Class 1-X         1.4720267   782.4717132     0.021171028
Class 2-A-1       3.7967147   790.0322231      0.05398221
Class 2-X         0.8088259   790.0320934     0.011500000
Class C-B-1       5.4205130   995.5460799     0.065369566
Class C-B-2       5.4205164   995.5460769     0.065369566
Class C-B-3       5.4205122   995.5460764     0.065369566
Class C-B-4       5.4205117   995.5460711     0.065369566
Class C-B-5       5.4204948   995.5460938     0.065369566
Class C-B-6       5.4205149   995.5460723     0.065369566
Class 2-R         0.0000000     0.0000000     0.053982210

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

  19-Aug-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One